Exhibit 99.1

Yahoo and Taboola Announce Closing of Deal; 30-Year Strategic Partnership, Taboola to Power Recommendations for Yahoo
Estimated $1 Billion in Annual Revenue; Monica Mijaleski, CFO at Yahoo Joins Taboola Board

NEW YORK, January 17, 2023 – Yahoo and Taboola (NASDAQ: TBLA), a global leader in powering recommendations for the open web, today announced they have closed their previously announced 30-year exclusive commercial agreement. This unique deal makes Taboola the exclusive native advertising partner for all of Yahoo’s digital properties, strengthening Taboola’s position as a leading native advertising offering for advertisers, publishers and merchants on the open web.

The partnership brings Taboola to Yahoo’s iconic digital properties, which reach nearly 900 million monthly active users worldwide across mail, sports, finance and news. Coupled with Taboola’s reach among 9,000+ publisher partners and 500M active users a day, this deal gives brands massive scale to reach consumers in Yahoo’s trusted editorial environments, while also providing greater contextual data to reach consumers. Under the partnership, Yahoo also enhances its unified advertiser offerings, improves consumer experiences across its owned media properties, and benefits from shared value creation as Taboola’s largest shareholder. As part of the deal, Monica Mijaleski, CFO at Yahoo, has joined Taboola’s Board of Directors.

This partnership offers immense benefit for publishers working with Taboola in terms of revenue, engagement and audiences. Through combined demand of Yahoo and Taboola, publishers, including Yahoo’s owned and operated properties. will get more premium advertisers bidding on the Taboola network, increasing quality and yields automatically. The collaboration will also develop new contextual segments for advertisers so that as they find it harder to buy in social networks, they can rely on Taboola to make them successful, which will also increase yield.

“We’re excited to officially embark on this journey with Yahoo,” said Adam Singolda, Founder and CEO of Taboola. “This is a pivotal moment in our mission to build an even larger open web company outside the walled gardens, using massive scale contextual segments from Taboola’s reach of 500M people a day, and Yahoo reaching almost 900M people a month. As part of our combined journey with Yahoo, I’m excited to invest in big areas of focus for us such as eCommerce and Header Bidding. I am confident that every publisher and every advertiser working with Taboola around the world will feel the positive, meaningful impact of this partnership - more revenue, more engaged users, and more quality audiences. There is a wave of benefits coming our partners' way. I'm very excited to have Monica Mijaleski, Yahoo’s CFO, joining our Board of Directors, and look forward to dreaming and executing together going forward. Today is just the beginning.”

“I look forward  to joining Taboola’s board as we embark on this game-changing partnership,” said Monica Mijaleski, CFO at Yahoo. “Together, we will leverage our strengths and resources to create new opportunities for the evolving digital advertising ecosystem. I am excited to work closely with Adam and the Taboola team to achieve our goals, and unlock the potential of premium, native advertising on the open web for brands, publishers and consumers.”

Investor Event
Taboola and Yahoo will hold an Investor Event on March 1, 2023, to share additional information on the partnership and provide updates on strategy, market opportunities and financial model. A webcast of the event, along with supporting materials, will be accessible live through the Investor Relations section of Taboola’s website at investors.taboola.com.

About Taboola
Taboola powers recommendations for the open web, helping people discover things they may like.

The Company’s platform, powered by artificial intelligence, is used by digital properties, including websites, devices and mobile apps, to drive monetization and user engagement. Taboola has long-term partnerships with some of the top digital properties in the world, including CNBC, BBC, NBC News, Business Insider, The Independent and El Mundo.

More than 15,000 advertisers used Taboola to reach over 500 million daily active users in a brand-safe environment. Following the acquisition of Connexity in 2021, Taboola is a leader in powering e-commerce recommendations, driving more than 1 million monthly transactions each month. Leading brands, including Walmart, Macy’s, Wayfair, Skechers and eBay are among key customers.

Learn more at www.taboola.com and follow @taboola on Twitter.

About Yahoo

Yahoo reaches nearly 900 million people around the world, bringing them closer to mail, finance, sports,  and news—with the trusted products, content and tech that fuel their day. For partners, Yahoo provides a full-stack platform for businesses to amplify growth and drive more meaningful connections across advertising, search and media. To learn more, please visit yahooinc.com.

Note Regarding Forward-Looking Statements

Certain statements in this press release are forward-looking statements.  Forward-looking statements generally relate to future events, including Taboola.com Ltd.’s (the “Company’s”) expectations for the partnership described in this press release and future financial or operating performance of the Company.

In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. Examples of such forward-looking statements include, but are not limited to, projections or estimates regarding the impact of the partnership on the Company’s future financial or operating performance.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Uncertainties and risk factors that could affect the Company’s future performance and cause results to differ from the forward-looking statements in this press release include, but are not limited to: the Company’s ability to transition to and fully launch the native advertising service for College Top Holdings, Inc., a Delaware corporation, and Yahoo AdTech JV, LLC, a Delaware limited liability company (the “Yahoo Parties”) on the currently anticipated schedule or at all; market acceptance of the new service and the Company’s ability to attract new or existing Yahoo advertisers to the new service; risks that existing Yahoo advertisers may terminate their contracts as a result of the partnership and not migrate to the Company’s service; the ability to generate $1 billion in annual revenue from the partnership, which depends on, among other things, full ramp up of the partnership, improved yields for Yahoo due to the application of Taboola technology and data, improved yields for Taboola due to increased advertiser demand from Yahoo and additional data, and normal economic conditions; the ability to develop new contextual segments for advertisers to increase advertiser yield; the ability to get more premium advertisers bidding on the Company’s network to increase publisher quality and yield; costs related to the introduction and operation of the new service; the timing and amount of any margin, profitability, cash flow or other financial contributions of the new service; the risk that the new service results in a decline in the Company’s financial performance during the preparation and roll out of the new service and beyond; the 30-year term as an exclusive native publisher partner with the Yahoo Parties, which can be subject to early termination in accordance with the governing agreements and/or applicable law; ability to generate or achieve the increase in revenue to the levels assumed in this press release or at all; ability to transform the Company into an alternative to the walled gardens in the open web; ability to expand beyond traditional advertising to include additional value-added services to create future growth; ability to accelerate the Company and Yahoo Parties growth plans; ability to develop a leading offering for advertisers, publishers and merchants on the open web; ability to maximize reach and campaign performance for advertisers, enhance monetization opportunities for publishers, and drive improved, privacy-forward experiences for users; the intense competition in the digital advertising space, including with competitors who have significantly more resources; ability to grow and scale the Company’s ad and content platform through new relationships with advertisers; ability to maintain relationships with current advertiser partners; ability to make continued investments in the Company’s AI-powered technology platform; the need to attract, train and retain highly-skilled technical workforce to support the partnership; changes in the regulation of, or market practice with respect to, “third party cookies” and its impact on digital advertising; continued engagement by users who interact with the Company’s platform on various digital properties; the impact of the COVID-19 or other possible future pandemics; changes in laws and regulations related to privacy, data protection, advertising regulation, competition and other areas related to digital advertising; ability to enforce, protect and maintain intellectual property rights; and risks related to the fact that the Company is incorporated in Israel and governed by Israeli law; and other risks and uncertainties set forth in the Company’s Annual Report on Form 20-F for the year ended December 31, 2021 under Item 3.D. “Information About the Company - Risk Factors” and in the Company’s subsequent filings with the Securities and Exchange Commission.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no duty to update these forward-looking statements except as may be required by law.

Contacts

Taboola
Press Contact:
Dave Struzzi
dave.s@taboola.com

Investor Contact:
Stephen Walker
investors@taboola.com

Yahoo
Allison Butler
allison.butler@yahooinc.com